UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
September 21, 2010
_____________________

CHINO COMMERCIAL BANCORP
(Exact Name of Registrant as Specified in its Charter)
_____________________

California (State or other jurisdiction of incorporation or organization)	000-35366 (Commission File No.)	20-4797048 (I.R.S. Employee Identification No.)

14345 Pipeline Avenue, Chino, California 91710
(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02. Departure of directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2010 Richard J Vanderpool resigned from the Board of Directors of the Company and its wholly owned subsidiary, Chino Commercial Bank, N.A.  Mr. Vanderpool resigned his position as director of the Company and subsidiary in order to allow him more time to devote to his family and the operation of his business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 21, 2010	CHINO COMMERCIAL BANCORP By: /s/Sandra F. Pender Sandra F. Pender Chief Financial Officer